SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                          TO CURRENT REPORT ON FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report:      Date of Earliest Event Reported:
                   April 13, 1999            February 10, 1999


                         COMMISSION FILE NUMBER 0-11663


                             CHANCELLOR CORPORATION
             (Exact name of registrant as specified in its charter)

                          MASSACHUSETTS     04-2626079
              (State of other jurisdiction of     (I.R.S. Employer
             incorporation or organization)     Identification No.)

                                210 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 368-2700

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

The registrant filed on February 12, 1999 a current report on Form 8-K relating to its acquisition of MRB, Inc., a Georgia corporation d/b/a Tomahawk Truck and Trailer Sales; Tomahawk Truck & Trailer Sales, Inc., a Florida corporation; Tomahawk Truck and Trailer Sales of Virginia, Inc., a Virginia corporation; and Tomahawk Truck and Trailer Sales of Missouri, Inc., a Missouri corporation (collectively "Tomahawk"). The purpose of this amendment is to provide the financial statement and information required by Item 7 of the Form 8-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit 99.1 filed herewith contains the following financial statements of Tomahawk as required by and for the periods specified in Rule 3-05(b) of regulation S-X:

(a)     Financial  Statements  of  Business  Acquired:

Independent  Certified  Public  Accountants'  Report

Combined Balance Sheets as of July 31, 1998 (unaudited), December 31, 1998, 1997 and 1996

Combined Statement of Earnings and Retained Earnings for the seven months ended July 31, 1998 (unaudited)

Combined Statements of Earnings for years ended December 31, 1998, 1997 and 1996

Combined  Statements  of  Shareholders' Equity as of December 31, 1998, 1997 and
1996

Combined Statements of Cash Flows for the seven months ended July 31, 1998 (unaudited), and the years ended December 31, 1998, 1997 and 1996

Notes  to  Combined  Financial  Statements

(b)     Pro  Forma  Financial  Information  (unaudited):

Exhibit 99.2 filed herewith contains the following pro forma condensed financial statements as required by Article 11 of Regulation S-X:

Pro  Forma  Balance  Sheet  as  of  December  31,  1998

Pro  Forma  Statements  of  Operations for the years ended December 31, 1998 and
1997

(c)     Exhibits:

     Exhibit  23       Consent  of  Metcalf,  Rice,  Fricke  and  Davis

     Exhibit 99.1 The audited financial statements of MRB, Inc. and affiliates as of and for the year ended December 31, 1998, 1997 and 1996, with interim financial statements as of and for the seven months ended July 31, 1998 (unaudited).

     Exhibit 99.2 The unaudited pro forma condensed balance sheet as of December 31, 1998, and statements of operations for the years ended December 31,1998 and 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHANCELLOR  CORPORATION


                                   By:  /s/  Franklyn  E.  Churchill______
                                        ----------------------------------------
                                        Franklyn  E.  Churchill,  President

Date:  April  13,  1999

                                  EXHIBIT INDEX

Exhibit  No.     Description

23               Consent  of  Metcalf  ,Rice,  Fricke  and  Davis

99.1 The audited financial statements of MRB, Inc. and affiliates as of and for the year ended December 31, 1998, 1997 and 1996, with auditor's interim financial statements as of and for the seven months ended July 31, 1998 (unaudited).

99.2 The unaudited pro forma condensed balance sheet as of December 31, 1998, and statements of operations for the years ended December 31, 1998 and 1997.